Exhibit 99.1



              AGREEMENT AND PLAN OF ACQUISITION

     THIS AGREEMENT AND PLAN OF ACQUISITION (this "Agreement"), dated and made Closing as of this 18th day of February 2003, is by and between Presidential Air Corporation (hereafter "PAC"), a publicly held Nevada corporation and Certified Aviation Parts, Inc. (hereafter "CAP"), a Nevada corporation. PAC and CAP are referred to herein sometimes collectively as the "Parties" and individually as the "Party."

                    W I T N E S S E T H:

     WHEREAS, the Boards of Directors of PAC and CAP deem that the acquisition of CAP's common stock by PAC on the terms herein set forth to be desirable and in the best interests of their respective stockholders and, subject to approval by their respective shareholders, desire to adopt this Agreement to result in a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1954, as amended; and

     WHEREAS, the Boards of Directors of PAC and CAP have approved this Agreement and have directed that this
Agreement and the Acquisition contemplated hereby (the "Acquisition") be submitted to their respective stockholders for adoption.

     NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein, PAC and CAP hereby agree that PAC shall acquire CAP, and that the plan, terms and conditions of the Acquisition shall be as follows:

                          ARTICLE I
        Plan of Acquisition of CAP with and into PAC

     1.01. The Acquisition. Upon the Closing Date (as defined in Article 4.01) of the Acquisition, the following shall occur: all of CAP's common stock shall be acquired by PAC; CAP shall become a wholly-owned subsidiary of PAC; both entities shall continue their corporate existence under the laws of the state of Nevada and shall possess all of the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature. Upon the Closing Date, PAC shall be subject to all of CAP's restrictions, disabilities and duties. In addition, on the Closing Date, PAC shall be vested in the following and the same shall become PAC's property, effectually as if it were CAP's property: CAP's rights, privileges, immunities, powers, franchises and authority; CAP's assets and property of every description (real, personal and mixed, and every interest therein, wherever located); all debts or other obligations belonging to or due to CAP on whatever account; all stock subscriptions and all other things in action or belonging to CAP on whatever account; any and all of CAP's assets, property, rights, privileges, immunities, powers, franchises and authority; any and all of CAP's liabilities an obligations owing at the time of Closing, defined hereinafter; and all and every other interest. Furthermore, all rights of creditors and all liens upon any of CAP's property shall be preserved unimpaired, and all debts, liabilities and duties of CAP shall thenceforth be attached to PAC and may be enforced against PAC to the same extent as if said debts, liabilities and duties had been incurred or contracted by PAC prior to the Acquisition.

     1.02. Adoption of Plan; Requirement of Shareholder Approval of Both PAC and CAP; Dissenters' Rights; Notification. The Acquisition described in this Agreement will require the approval of PAC's and CAP's shareholders under corporate law. (See Sections 78.451 through 78.466, Nevada Revised Statutes (NRS), as amended, titled ACQUISITION; EXCHANGE OF SHARES.) The Parties intend to accomplish such approval by consent of at least fifty-one percent (51%) of their current shareholders pursuant to
Section 78.320, NRS, titled "Stockholders Meetings: Quorum; Consent for actions taken without meeting." If Nevada law requires that PAC give dissenters' rights of appraisal as contemplated in NRS Sections 78.471 through 78.502, titled Rights of Dissenting Shareholders, PAC will do so. PAC shall not solicit proxies in connection with this meeting of its stockholders.

     1.03. Proposals To Be Approved By the Shareholders of Both PAC and CAP. The Shareholders of both PAC and CAP shall approve the following proposals: (A) approval of this Agreement; and (B) approval of any other amendments to PAC's Articles of Incorporation if necessary, such as to broaden the scope of its corporate purpose to include the business operations presently carried on by CAP and its acquisition.

     1.04. Establishment of Record Date. The Record Date for the PAC and CAP shareholders entitled to vote on this Agreement shall be February 7, 2003. CAP shall establish its own record date, if necessary, for its shareholders to vote on and approve the Acquisition in accordance with Nevada corporate law.

     1.05. The Acquisition. The Acquisition shall become effective as provided in Article 4.02 (the "Closing Date").

     1.06. Instruments and Further Assurances. PAC and CAP agree to execute all documents necessary and required under this Agreement to effect the Acquisition.

                          ARTICLE 2
  Articles of Incorporation, Directors and Officers and By-
                            Laws

     2.01.   Articles of Incorporation.  PAC's  Articles  of
Incorporation,  in  effect on the Closing  Date,  are  CAP's
Articles of Incorporation.

     2.02.   Directors and Officers.  Upon the  Acquisition,
CAP's officers and directors shall remain in place.

     2.03. By-Laws. PAC's By-Laws shall remain in effect until they are amended as provided therein or otherwise by law.

                          ARTICLE 3
      Consideration; Conversion and Exchange of Shares

     3.01.    Consideration.  As  consideration  for   PAC's
acquisition of CAP's outstanding shares of stock, PAC shall pay the following:

          (A) The Stock Price. CAP's shareholders shall receive a total of 31,500,000 shares of PAC's common stock.
Such stock shall be restricted within the meaning of Rule
144 of the 1934 Act (the "Stock Consideration"). The CAP shareholders shall distribute the Stock Consideration as described in paragraph 3.02 below.

     3.02 Conversion of Shares. Upon the Closing of the Acquisition, PAC shall acquire all of the shares of CAP, and the CAP shareholders shall receive, pro rata, 3 (three) shares of PAC's common stock for every 1 (one) share of ownership in CAP.

     3.03 Exchange of Certificates or Delivery of Shares. On and after the Closing of the Acquisition, each holder of a certificate or certificates representing CAP Common Stock, upon presentation and surrender of such certificate or certificates to PAC or its transfer agent, Pacific Stock Transfer, Las Vegas, NV, shall be entitled to receive in exchange therefore a certificate or certificates representing the number of full shares of PAC common stock to which he/she/it is entitled, as provided in Article 3.02. Until so presented and surrendered in exchange for a certificate representing PAC common stock, each certificate representing issued and outstanding shares of CAP common stock relative to the Acquisition shall, except as provided in the following sentence, be deemed for all purposes to evidence ownership of the number of full shares of PAC common stock into which such shares of CAP common stock have been converted pursuant to the Acquisition. Until surrender of such certificates in exchange for certificates representing PAC common stock, the holder thereof shall not be entitled to vote at any PAC shareholders meeting.

                          ARTICLE 4
                        Closing Date

     4.01 Closing. The Closing of the Acquisition shall take place on February 18, 2003. The Closing of such transactions is herein called the "Closing" and the date of that Closing is referred to herein as the "Closing Date."

                          ARTICLE 5
            Representations and Warranties of PAC

     5.01. Organization, Standing, Qualification, etc. PAC is a publicly held Nevada corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. PAC has at all times had requisite corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on any business it has conducted.

     5.02. Capitalization. PAC's authorized capital stock consists of 200,000,000 shares of common stock, and 25,000,000 shares of preferred stock, with a $.001 par value, of which approximately 97,400,000 common shares and zero preferred will be issued and outstanding at the Closing. All issued and outstanding shares are and will be duly authorized, fully paid, validly issued and non-assessable in accordance with applicable law. No dividends or other distribution of the assets of PAC have been declared or paid in PAC's capital stock.

     5.03   Articles of Incorporation, By-Laws and  Minutes.
PAC's existing Articles of Incorporation and the By-Laws will remain in effect on and after the Closing Date.

     5.04. Financial Statements and Assets. PAC's audited financial statements are filed with the Securities and Exchange Commission and is a matter of public record. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. To the best knowledge, information and belief of PAC's management, such statements of operations present fairly the results of operations of PAC for the periods indicated.

     5.05. Authorization. PAC's Board of Directors has approved this Agreement and the Acquisition contemplated hereby and has authorized the execution and delivery of this Agreement. PAC has full power, authority and legal right to enter into this Agreement and this Agreement constitutes a legal, valid and binding obligation of PAC, enforceable in accordance with its terms.

     5.06. Litigation. There is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of PAC's management, threatened, against or affecting PAC before or in any court, either state or federal, public board, or body which calls into question the creation or existence of PAC, the validity of this Agreement or the authority of PAC to execute, deliver and carry out the terms of this Agreement.

     5.07. Compliance with Law and Other Instruments. PAC, to the best of management's knowledge, is not in violation or default of any term of its Articles of Incorporation or By-Laws, and has filed all reports and any other documents required by it to be filed with any governmental agency, including the Commission. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under the Articles of Incorporation or By-Laws of PAC.

     5.08. Contracts and Commitments. PAC's contractual obligations and commitments, to the best of its management's knowledge, do not materially and adversely affect the business, operations, properties, assets or condition of PAC.

                          ARTICLE 6
            Representations and Warranties of CAP

     6.01. Organization, Standing, Qualification, etc. CAP is a Nevada corporation engaged in aviation parts sales. CAP is validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power necessary to engage in the business it is currently engaged in. It is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on its business as it is presently being conducted.

     6.02. Capitalization. The authorized capital stock of CAP consists of 20,000,000 shares of common stock, having
..001 par value, of which 10,500,000 shares will be issued and outstanding at the Closing.

     6.03.   Articles  of Incorporation and By-Laws.   CAP's
existing Articles of Incorporation and the By-Laws will remain in effect on and after the Closing Date.

     6.04. Financial Statements and Assets. CAP will provide audited financial statements to PAC, timely filed with the Securities and Exchange Commission as required by law. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

     6.05. Authorization. CAP's Board of Directors has approved this Agreement and the transactions contemplated hereby and have authorized the execution and delivery of this Agreement by CAP. CAP has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby and this Agreement constitutes a legal, valid and binding obligation of CAP enforceable in accordance with its terms.

     6.06. Litigation. There is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of CAP's management, threatened, against or affecting CAP before or in any court, either state or federal, public board, or body which calls into question the creation or existence of CAP, the validity of this Agreement or the authority of CAP to execute, deliver and carry out the terms of this Agreement.

     6.07. Compliance with Law and Other Instruments. CAP, to the best of management's knowledge, is not in violation or default of any term of its Articles of Incorporation or By-Laws, and has filed all reports and any other documents required by it to be filed with any governmental agency. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under the Articles of Incorporation or By-Laws of CAP.

     6.08. Contracts and Commitments. CAP's contractual obligations and commitments, to the best of its management's knowledge, do not materially and adversely affect the business, operations, properties, assets or condition of CAP.

                          ARTICLE 7
          Conditions to Obligations of PAC and CAP

     The   obligations  of  PAC  and  CAP  to   effect   the
Acquisition hereunder are, at their respective elections, subject to the satisfaction or waiver of the following condition:

     7.01. Stockholder Approval. On or before the Closing, PAC's and CAP's stockholders shall have approved this Agreement. Such approval may be effected either by a noticed shareholder meeting or a shareholder approval by consent, as allowed by the State of Nevada and/or Nevada law.

                          ARTICLE 8
                        Miscellaneous

     8.01. Amendments. This Agreement may be amended at any time by a written instrument executed by PAC and CAP with the approval of their respective Boards of Directors and Shareholder consent.

     8.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State
Nevada and any conflict in such laws shall be resolved according to conflicts of law principles.

     8.03 Parties. This Agreement shall inure to the benefit of and be binding upon PAC and CAP and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Parties to this Agreement and their respective successors, and any person who controls PAC or CAP within the meaning of Section 15 of the Securities Act of 1933, and the heirs and legal representatives of each of them, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. This Agreement and all conditions and provisions of this Agreement are intended to be for the sole and exclusive benefit of the Parties to this Agreement and their respective successors, heirs and legal representatives and such controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

     8.04. Complete Agreement - Severability. This Agreement contains the entire understanding between the parties and supersedes any and all prior agreements between the parties. If any provision of this Agreement is found to be void by any court of competent jurisdiction, the remaining provisions shall remain in full force and effect.

     8.05. Multiple Copies. This Agreement may be executed in multiple copies, each of which shall constitute an original, but all of which shall constitute one and the same agreement.


     IN  WITNESS  WHEREOF,  PAC and  CAP  have  caused  this
Agreement to be executed as of the date first above written.


PRESIDENTIAL AIR CORPORATION



/s/ Paul Harbison
---------------------
By: Paul Harbison
Its: CFO



CERTIFIED AVIATION PARTS, INC.



/s/ Eric J. Vaughn
---------------------
By: Eric J. Vaughn
Its: CEO